Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of China Lithium Technologies, Inc. for the period ended September 30, 2011 as filed with the Securities and Exchange Commission (the "Report"), I, Kun Liu, chief executive officer, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of China Lithium Technologies, Inc.

Date: November 21, 2011
By: /s/ Kun Liu
Kun Liu, Chairman and Chief Executive Officer